UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  May 14, 2004



                           NEW YORK HEALTH CARE, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


               NEW YORK                1-12451           11-2636089
             -----------               -------           ----------
     (State or other jurisdiction    (Commission        (I.R.S. Identification
     Employer of incorporation)      File Number)       No.)


       1850 McDonald Avenue Brooklyn, New York                      11223
     -----------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (718) 375-6700
                                                           --------------

         --------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

     Today, New York Health Care, Inc. (the "Company") issued a press release, annexed as Exhibit 99.1, announcing the execution of placement agent engagement agreement with an investment banking firm relating to a proposed private offering of securities to fund the operations of its BioBalance subsidiary and the execution of a non-binding letter of intent relating to the proposed divestiture of its home health care by executive officers of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  - (b) Not Applicable

         (c)  Exhibits.

         99.1 New York Health Care, Inc. Press Release dated May 14,2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         NEW YORK HEALTH CARE, INC.
                         (Registrant)


                         By: /s/ Jacob Rosenberg
                             ------------------------------------------
                                 Jacob Rosenberg
                             Vice President and Chief Financial Officer


Date:  May 14, 2004


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